UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Chief Executive Officer Annual Equity Award. On February 13, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Infinera Corporation (the “Company”) approved an equity award to Thomas J. Fallon, our president and chief executive officer, in the form of restricted stock units. The restricted stock units were granted pursuant to the Company’s 2007 Equity Incentive Plan and are comprised of the following number of shares underlying restricted stock units:

Named Executive Officer	Position	Restricted Stock Units
Thomas J. Fallon	President and Chief Executive Officer	155,000

The restricted stock units vest as to one-third of the underlying shares annually on each of February 5, 2013, 2014 and 2015, subject to Mr. Fallon’s continued service to the Company.

Named Executive Officer Performance-Based Equity Awards. On February 13, 2012, the Committee approved equity awards to the Company’s named executive officers in the form of restricted stock units with performance-based vesting conditions (the “Performance-Based Awards”). The Performance-Based Awards were granted pursuant to the Company’s 2007 Equity Incentive Plan and are comprised of the following numbers of shares underlying restricted stock units:

Named Executive Officer	Position	Performance-Based Restricted Stock Units
Thomas J. Fallon	President and Chief Executive Officer	175,000
Ita M. Brennan	Chief Financial Officer	26,000
Michael O. McCarthy III	Chief Legal and Administrative Officer	26,000
Ronald D. Martin	Senior Vice President, Worldwide Sales	23,000
David F. Welch, Ph.D.	Executive Vice President, Chief Strategy Officer	33,000

The Performance-Based Awards will only vest upon the achievement of certain specific financial performance metrics and are subject to each named executive officer’s continued service to the Company. If the financial performance metrics are not met within the time limits specified in the award agreements, the Performance-Based Awards will be canceled.

Named Executive Officer Supplemental Equity Awards. On February 13, 2012, the Committee approved supplemental equity awards to certain of the Company’s named executive officers in the form of restricted stock units. The restricted stock units were granted pursuant to the Company’s 2007 Equity Incentive Plan and are comprised of the following numbers of shares underlying restricted stock units:

Named Executive Officer	Position	Restricted Stock Units
Michael O. McCarthy III	Chief Legal and Administrative Officer	47,500
David F. Welch, Ph.D.	Executive Vice President, Chief Strategy Officer	128,250

For Mr. McCarthy, 100% of the restricted stock units vest on December 31, 2014, subject to Mr. McCarthy’s continued service to the Company. For Dr. Welch, 57,000 of the restricted stock units vest on December 31, 2013 and 71,250 of the restricted stock units vest on December 31, 2014, each subject to Dr. Welch’s continued service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: February 15, 2012	By:	/s/ MICHAEL O. MCCARTHY III
Michael O. McCarthy III Chief Legal and Administrative Officer